UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       May 26, 2017

VITRO DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-17378	84-1012042
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

4621 Technology Drive, Golden CO  80403
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 999-2130

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02

ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN

OFFICERS

On May 26, 2017, John R. Evans, age 62, was elected to serve as a member of the Board of Directors of the Company and appointed to the position of Chief Financial Officer.   Biographical information regarding Mr. Evans can be found in the Company’s Current Report on Form 8-K dated March 23, 2017, previously filed with the commission on March 29, 2017.

Mr. Evans will continue to receive his consulting fee of $10,000 per month, as previously reported

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vitro Diagnostics, Inc. (Registrant)

Dated: May 26, 2017	/s/ James R. Musick
James R. Musick, President and Chief Executive Officer

2